SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     July 9, 2001

ISCO INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22302	36-3688459

(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

451 Kingston Court, Mt. Prospect, Illinois		60056

(Address of Principal Executive Offices)		(Zip Code)

(847) 391-9400

(Registrant’s telephone number, including area code)

SIGNATURES
EXHIBIT INDEX
Press Release issued on 7/9/01

Item 5. Other Events.

      On July 9, 2001, ISCO International, Inc. (“ISCO”) issued a press release announcing that it had appointed PT InfoAsia Teknologi Global Tbk (“InfoAsia”) as its exclusive distributor in the ASEAN region. InfoAsia will represent ISCO in the region which will include the countries of Indonesia, Malaysia, Thailand, Singapore and the Philippines. In addition, as part of the initial agreement, InfoAsia has committed to purchase a minimum of 75 Cryogenic Receiver Front-End systems. A complete copy of the press release is filed herewith as Exhibit 99.1.

Item 7 — Financial Statements, Pro Forma Financial Information and Exhibits.

Items (a) and (b) are inapplicable.

(c)   Exhibits

Exhibit No.	Description

99.1	Press Release issued by ISCO International, Inc. on July 9, 2001 announcing that it had appointed PT InfoAsia Teknologi Global Tbk as its exclusive distributor in the ASEAN region.

SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: July 10, 2001		ISCO International, Inc.

	By:	/s/ Charles F. Willes

Charles F. Willes Principal and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by ISCO International, Inc. on July 9, 2001 announcing that it had appointed PT InfoAsia Teknologi Global Tbk as its exclusive distributor in the ASEAN region.